Shareholders' equity and share-based payments	12 Months Ended
Dec. 31, 2019
Shareholders' equity and share-based payments
Shareholders' equity and share-based payments

9) Shareholders’ equity and share-based payments

9.1) Shareholders’ equity

Number of TOTAL shares

As of December 31, 2019, there is only one category of shares of TOTAL S.A. The shares have a par value of €2.50  and may be held in either registered or bearer form.

Double voting rights are assigned to shares that are fully-paid and held in registered form in the name of the same shareholder for at least two years, with due consideration for the total portion of the share capital represented. Double voting rights are also assigned, in the event of an increase in share capital by incorporation of reserves, profits or premiums, to registered shares granted for free to a shareholder due to shares already held that are entitled to this rights.

Pursuant to the Company's bylaws (Statutes), no shareholder may cast a vote at a Shareholders' Meeting, either by himself or through an agent, representing more than 10% of the total voting rights for the Company's shares. This limit applies to the aggregated amount of voting rights held directly, indirectly or through voting proxies. However, in the case of double voting rights, this limit may be extended to 20%    of the total voting rights for the Company's shares.

These restrictions no longer apply if any individual or entity, acting alone or in concert, acquires at least two-thirds of the total share capital of the Company, directly or indirectly, following a public tender offer for all of the Company’s shares.

The authorized share capital amounts to 3,593,399,547 shares as of December 31, 2019 compared to 3,669,077,772 shares as of December 31, 2018 and 3,434,245,369  shares as of December 31, 2017. As of December 31, 2019, the share capital of TOTAL S.A. amounted to €6,504,702,687.50, divided in 2,601,881,075 shares.

Share cancellation

The Board of Directors, pursuant to the authorization granted by the Extraordinary Shareholders’ Meeting on May 26, 2017, in the thirteenth resolution to reduce, on one or more occasions, the Company’s share capital by cancelling shares, in accordance with the provisions of Articles L. 225-209 and L. 225-213 of the French Commercial Code, proceeded with the following cancellation of TOTAL shares:

					Percentage
		Number of shares	Buybacks carried out regarding the		of the share
Fiscal	Board of Directors’	bought back and	Cancellation of the	Shareholder	capital on
year	decision date	cancelled	dilution(a)	return policy(b)	cancelled(c)
2019	December 11, 2019	65,109,435 shares bought back between October 29, 2018 and September 9, 2019	34,860,133 shares issued as payment for the 1st, 2nd and 3rd 2018 interim dividends	30,249,302 shares	2.44%
2018	December 12, 2018	44,590,699 shares bought back between February 9 and October 11, 2018	28,445,840 shares issued as payment for the 2nd and 3rd interim dividends as well as for the final 2017 dividends	16,144,859 shares	1.66%
2017			n/a(d)

(a)	Cancellation of the dilution for the shares issued, without discount, for the scrip dividend.
(b)	Within the framework of the $5 billion share buyback program over the 2018-2020 period.
(c)	Percentage of the share capital that the cancelled shares represented on the operations’ date.
(d)	TOTAL S.A. did not cancel any shares in the fiscal year 2017.

Variation of the number of shares composing the share capital

As of December 31, 2016 (a)		2,430,365,862
Shares issued in connection with:	Capital increase reserved for employees	9,532,190
	Capital increase as payment of the scrip dividend (second 2016 interim dividend, third 2016 interim dividend, 2016 final dividend and first 2017 interim dividend)	86,442,256
	Exercise of TOTAL share subscription options	2,649,308
As of December 31, 2017 (b)		2,528,989,616
Shares issued in connection with:	Capital increase reserved for employees	9,354,889
	Capital increase as payment of the scrip dividend (second 2017 interim dividend, third 2017 interim dividend, 2017 final dividend and first 2018 interim dividend)	47,229,037
	Exercise of TOTAL share subscription options	2,096,571
	Issuance of shares in consideration for the acquisition of Maersk Olie og Gas A/S	97,522,593
	Cancellation of treasury shares	(44,590,699)
As of December 31, 2018 (c)		2,640,602,007
Shares issued in connection with:	Capital increase reserved for employees	10,047,337
	Capital increase as payment of the scrip dividend (second 2018 interim dividend, third 2018 interim dividend)	16,076,936
	Exercise of TOTAL share subscription options	264,230
	Cancellation of treasury shares	(65,109,435)
As of December 31, 2019 (d)		2,601,881,075

(a)	Including 10,587,822 treasury shares deducted from consolidated shareholders’ equity.
(b)	Including 8,376,756 treasury shares deducted from consolidated shareholders’ equity.
(c)	Including 32,473,281 treasury shares deducted from consolidated shareholders’ equity.
(d)	Including 15,474,234 treasury shares deducted from consolidated shareholders' equity.

Capital increase reserved for Group employees

The Extraordinary General Meeting ("EGM") of June 1, 2018, in its eighteenth resolution, granted the authority to the Board of Directors to carry out,a capital increase, in one or more occasions within a maximum period of twenty-six months, reserved to members (employees and retirees) of a company or group savings plan of the Company (“ESOP”).

In fiscal year 2019, the Board of Directors of September 18, 2019, by virtue of the eighteenth resolution above-mentioned, has decided to proceed with a capital increase reserved for Group employees and retirees that included a classic offering and a leveraged offering depending on the employees’ or retirees’ choice,  within the limit of 18 million shares with immediate dividend rights. The Board of Directors has granted all powers to the Chairman and Chief Executive Officer to determine the opening and closing dates of the subscription period and the subscription price. This capital increase is expected to be completed after the General Meeting of May 29, 2020.

During the fiscal years 2017, 2018 and 2019, the Company completed the following ESOP, which terms are set out below:

Fiscal year	2019	2018	2017
Date of the ESOP	June 6, 2019	May 3, 2018	April 26, 2017
By virtue of	18th resolution of the EGM of June 1, 2018	23rd resolution of the EGM of May 24, 2016
Subscriptions
Number of shares subscribed	9,845,111	9,174,817	9,350,220
Subscription price	40.10 euros	37.20 euros	38.10 euros
Free shares
Number of shares granted	202 226	180 072	181 970
By virtue of	19th resolution of the EGM of June 1, 2018	24th resolution of the EGM of May 24, 2016
Deferred contribution
Number of shares granted	5,932	6,784	10,393
Number of beneficiaries	1,187	1,360	2,086
End of the acquisition period	June 6, 2024	May 3, 2023	April 26, 2022

Treasury shares

Accounting policies

Treasury shares of the parent company held by its subsidiaries or itself are deducted from consolidated shareholders’ equity. Gains or losses on sales of treasury shares are excluded from the determination of net income and are recognized in shareholders’ equity.

TOTAL shares held by TOTAL S.A.

As of December 31,	2019	2018	2017
Number of treasury shares	15,474,234	32,473,281	8,376,756
Percentage of share capital	0.59%	1.23%	0.33%
Of which shares acquired with the intention to cancel them	11,051,144	27,360,278	—
Of which shares allocated to TOTAL share performance plans for Group employees	4,357,324	5,044,817	8,345,847
Of which shares intended to be allocated to new TOTAL share subscription or purchase options plans or to new share performance plans	65,766	68,186	30,909

Paid-in surplus

In accordance with French law, the paid-in surplus corresponds to premiums related to shares issuances, contributions or mergers of the parent company which can be capitalized or used to offset losses if the legal reserve has reached its minimum required level. The amount of the paid-in surplus may also be distributed subject to taxation except when it qualifies as a refund of shareholder contributions.

As of December 31, 2019, paid-in surplus relating to TOTAL S.A. amounted to €35,415 million (€37,276 million as of December 31, 2018 and €32,882 million as of December 31, 2017).

Reserves

Under French law, 5% of net income must be transferred to the legal reserve until the legal reserve reaches 10% of the nominal value of the share capital. This reserve cannot be distributed to the shareholders other than upon liquidation but can be used to offset losses.

If wholly distributed, the unrestricted reserves of the parent company would be taxed for an approximate amount of $575 million as of December 31, 2019 ($607 million as of December 31, 2018 and $750 million as of December 31, 2017) due to additional corporation tax applied on regulatory reserves so that they become distributable.

Earnings per share

Accounting policies

Earnings per share is calculated by dividing net income (Group share) by the weighted-average number of common shares outstanding during the period, excluding TOTAL shares held by TOTAL S.A. (Treasury shares) which are deducted from consolidated shareholders’ equity.

Diluted earnings per share is calculated by dividing net income (Group share) by the fully-diluted weighted-average number of common shares outstanding during the period. Treasury shares held by the parent company, TOTAL S.A. are deducted from consolidated shareholders’ equity. These shares are not considered outstanding for purposes of this calculation which also takes into account the dilutive effect of share subscription or purchase options plans, share grants and capital increases with a subscription period closing after the end of the fiscal year.

The weighted-average number of fully-diluted shares is calculated in accordance with the treasury stock method provided for by IAS 33. The proceeds, which would be recovered in the event of an exercise of rights related to dilutive instruments, are presumed to be a share buyback at the average market price over the period. The number of shares thereby obtained leads to a reduction in the total number of shares that would result from the exercise of rights.

In compliance with IAS 33, earnings per share and diluted earnings per share are based on the net income after deduction of the remuneration due to the holders of deeply subordinated notes.

The variation of both weighted-average number of shares and weighted-average number of diluted shares respectively, as of December 31, respectively used in the calculation of earnings per share and fully-diluted earnings per share is detailed as follows:

	2019	2018	2017
Number of shares as of January 1,	2,640,602,007	2,528,989,616	2,430,365,862
Number of shares issued during the year (pro rated)
Exercise of TOTAL share subscription options	157,153	1,351,465	1,198,036
TOTAL performance shares	2,140,576	2,039,729	1,105,796
Capital increase reserved for employees	5,860,947	6,236,593	6,354,793
Issuance of shares in consideration for the acquisition of Maersk Olie og Gas A/S	—	81,268,828	—
Capital increase as payment of the scrip dividend	12,360,894	26,352,572	53,365,971
Buyback of treasury shares including:	(27,026,481)	(30,405,112)	—
Shares repurchased in during the fiscal year to cancel the dilution caused by the scrip dividend payment and within the framework of the share buyback program	(24,818,443)	(30,102,242)	—
Shares repurchased in during the fiscal year to cover for the stock options plans	(2,208,038)	(302,870)	—
TOTAL shares held by TOTAL S.A. or by its subsidiaries and deducted from shareholders’ equity	(32,473,281)	(8,376,756)	(10,587,822)
Weighted-average number of shares	2,601,621,815	2,607,456,934	2,481,802,636
Dilutive effect
Grant of TOTAL share subscription or purchase options	33,636	296,830	727,864
Grant of TOTAL performance shares	14,593,030	13,794,896	10,238,411
Capital increase reserved for employees	1,759,407	2,167,784	1,987,502
Weighted-average number of diluted shares	2,618,007,888	2,623,716,444	2,494,756,413

Earnings per share in euros

The earnings per share in euros, obtained from the earnings per share in dollars, converted by using the average exchange rate euro/dollar, is €3.75 per share for 2019 closing (€3.62 for 2018 closing). The fully-diluted earnings per share calculated by using the same method is €3.72 per share for 2019 closing (€3.59 for 2018 closing).

Dividend

As a reminder, the Board of Directors decided not to propose to the Shareholders’ Meeting, on May 29, 2019, the renewal of the scrip dividend option starting from the final dividend of the fiscal year 2018.

Therefore, TOTAL S.A. has paid the first and second, and will pay the third, interim dividends for the fiscal year 2019 in cash according to the below timetable.

Finally, on February 5, 2020, the Board of Directors, after approving the financial statements for the 2019 fiscal year, decided to propose to the Shareholders’ Meeting on May 29, 2020 the payment of  a €2.68   dividend per share for the fiscal year 2019. Subject to the Shareholders’ decision, considering the first three interim dividends already decided by the Board of Directors, the final dividend for the fiscal year 2019 will be  €0.68 per share, an increased amount of  3% to the first and second interim dividends and equal to the third interim dividend for the 2019 fiscal year.

2019 dividend	First interim	Second interim	Third interim	Final
Amount	€0.66	€0.66	€0.68	€0.68
Set date	April 25th, 2019	July 24th, 2019	October 29th, 2019	May 29th, 2020
Ex-dividend date	September 27th, 2019	January 6th, 2020	March 30th, 2020	June 29th, 2020
Payment date	October 1st, 2019	January 8th, 2020	April 1st, 2020	July 1st, 2020

Issuances of perpetual subordinated notes

In 2019, the Group issued perpetual subordinated notes in euro through TOTAL S.A.:

-Deeply subordinated notes 1.750% perpetual maturity callable after 5 years (€1,500 million).

In parallel with this issuance, the Group tendered perpetual subordinated notes issued in 2015 (tranche of which the coupon is 2.250%) for an amount of €1,500 million. Following this transaction, the new nominal amount of the tranche tendered is €1,000 million and the Group’s total outstanding amount of perpetual subordinated notes remains unchanged.

In 2018 nor in 2017, the Group did not issue any perpetual subordinated notes.

In 2016, the Group issued three tranches of perpetual subordinated notes in euro through TOTAL S.A.:

-	Deeply subordinated notes 3.875% perpetual maturity callable after 6 years (€1,750 million);
-	Deeply subordinated notes 2.708% perpetual maturity callable after 6.6 years (€1,000 million);
-	Deeply subordinated notes 3.369% perpetual maturity callable after 10 years (€1,500 million).

In 2015, the Group issued two tranches of perpetual subordinated notes in euro through TOTAL S.A.:

-	Deeply subordinated notes 2.250% perpetual maturity callable after 6 years (€2,500 million);
-	Deeply subordinated notes 2.625% perpetual maturity callable after 10 years (€2,500 million).

Based on their characteristics (mainly no mandatory repayment and no obligation to pay a coupon except under certain circumstances specified into the documentation of the notes) and in compliance with IAS 32 standard – Financial instruments - Presentation, these notes were recorded in equity.

As of December 31, 2019, the amount of perpetual deeply subordinated notes booked in the Group shareholders' equity is $10,333 million. The coupons attributable to the holders of these securities are recognized as a deduction from the Group shareholders' equity for an amount of $353 million for fiscal year 2019 closing. The tax saving due to these coupons is booked in the statement of income.

Other comprehensive income

Detail of other comprehensive income showing both items potentially reclassifiable and those not potentially reclassifiable from equity to net income is presented in the table below:

For the year ended December 31,
(M$)	2019		2018		2017
Actuarial gains and losses		(192)		(12)		823
Change in fair value of investments in equity instruments		142		—		—
Tax effect		53		13		(390)
Currency translation adjustment generated by the parent company		(1,533)		(4,022)		9,316
Sub-total items not potentially reclassifiable to profit & loss		(1,530)		(4,021)		9,749
Currency translation adjustment		740		1,113		(2,578)
– Unrealized gain/(loss) of the period	800		1,238		(2,408)
– Less gain/(loss) included in net income	60		125		170
Available for sale financial assets		—		—		7
– Unrealized gain/(loss) of the period	—		—		7
– Less gain/(loss) included in net income	—		—		—
Cash flow hedge		(599)		25		324
– Unrealized gain/(loss) of the period	(552)		(94)		584
– Less gain/(loss) included in net income	47		(119)		260
Variation of foreign currency basis spread		1		(80)		—
– Unrealized gain/(loss) of the period	(57)		(80)		—
– Less gain/(loss) included in net income	(58)		—		—
Share of other comprehensive income of equity affiliates, net amount		408		(540)		(677)
– Unrealized gain/(loss) of the period	421		(495)		(655)
– Less gain/(loss) included in net income	13		45		22
Other		(3)		(5)		—
Tax effect		202		14		(100)
Sub-total items potentially reclassifiable to profit & loss		749		527		(3,024)
Total other comprehensive income, net amount		(781)		(3,494)		6,725

The currency translation adjustment by currency is detailed in the following table:

As of December 31, 2019			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	(1,533)	(1,533)	—	—	—
Currency translation adjustment	740	636	138	7	(41)
Currency translation adjustment of equity affiliates	607	149	(7)	530	(65)
Total currency translation adjustment recognized in comprehensive income	(186)	(748)	131	537	(106)

As of December 31, 2018			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	(4,022)	(4,022)	—	—	—
Currency translation adjustment	1,113	1,883	(431)	(10)	(329)
Currency translation adjustment of equity affiliates	(564)	343	14	(805)	(116)
Total currency translation adjustment recognized in comprehensive income	(3,473)	(1,796)	(417)	(815)	(445)

As of December 31, 2017			Pound		Other
(M$)	Total	Euro	sterling	Ruble	currencies
Currency translation adjustment generated by the parent company	9,316	9,316	—	—	—
Currency translation adjustment	(2,578)	(3,275)	462	3	232
Currency translation adjustment of equity affiliates	(730)	(1,099)	(25)	207	187
Total currency translation adjustment recognized in comprehensive income	6,008	4,943	436	210	419

Tax effects relating to each component of other comprehensive income are as follows:

	2019			2018			2017
For the year ended December 31,	Pre-tax	Tax	Net	Pre-tax	Tax	Net	Pre-tax	Tax	Net
(M$)	amount	effect	amount	amount	effect	amount	amount	effect	amount
Actuarial gains and losses	(192)	55	(137)	(12)	13	1	823	(390)	433
Change in fair value of investments in equity instruments	142	(2)	140	—	—	—	—	—	—
Currency translation adjustment generated by the parent company	(1,533)	—	(1,533)	(4,022)	—	(4,022)	9,316	—	9,316
Sub-total items not potentially reclassifiable to profit & loss	(1,583)	53	(1,530)	(4,034)	13	(4,021)	10,139	(390)	9,749
Currency translation adjustment	740	—	740	1,113	—	1,113	(2,578)	—	(2,578)
Available for sale financial assets	—	—	—	—	—	—	7	(3)	4
Cash flow hedge	(599)	202	(397)	25	(6)	19	324	(97)	227
Variation of foreign currency basis spread	1	—	1	(80)	20	(60)	—	—	—
Share of other comprehensive income of equity affiliates, net amount	408	—	408	(540)	—	(540)	(677)	—	(677)
Other	(3)	—	(3)	(5)	—	(5)	—	—	—
Sub-total items potentially reclassifiable to profit & loss	547	202	749	513	14	527	(2,924)	(100)	(3,024)
Total other comprehensive income	(1,036)	255	(781)	(3,521)	27	(3,494)	7,215	(490)	6,725

Non-controlling interests

As of December 31, 2019, no subsidiary has non-controlling interests that would be material to the Group financial statements.

9.2) Share-based payments

Accounting policies

The Group may grant employees share subscription or purchase options plans and offer its employees the opportunity to subscribe to reserved capital increases. These employee benefits are recognized as expenses with a corresponding credit to shareholders’ equity.

The expense is equal to the fair value of the instruments granted. The expense is recognized on a straight-line basis over the period in which the advantages are acquired.

The fair value of the options is calculated using the Black-Scholes model at the grant date.

For restricted share plans, the fair value is calculated using the market price at the grant date after deducting the expected distribution rate during the vesting period. The global cost is reduced to take into account the non-transferability over a 2-year holding period of the shares that could be awarded.

The number of allocated equity instruments can be revised during the vesting period in cases of non-compliance with performance conditions, with the exception of those related to the market, or according to the rate of turnover of the beneficiaries.

The cost of employee-reserved capital increases is immediately expensed.

The cost of the capital increase reserved for employees consists of the cost related to the discount on all the shares subscribed using both the classic and the leveraged schemes, and the opportunity gain for the shares subscribed using the leveraged scheme. This opportunity gain corresponds to the benefit of subscribing to the leveraged offer, rather than reproducing the same economic profile through the purchase of options in the market for individual investors. The global cost is reduced to take into account the non-transferability of the shares that could be subscribed by the employees over a period of five years.

A.  TOTAL share subscription or purchase option plans

						Weighted
						average
	2009 Plan	2010 Plan	2011 Plan		Total	exercise price
Date of the shareholders’ meeting	5/11/2007	5/21/2010	5/21/2010
Award date (a)	9/15/2009	9/14/2010	9/14/2011
Strike price	39.90	€38.20	€33.00	€
Expiry date	9/15/2017	9/14/2018	9/14/2019
Number of options
Existing options as of January 1, 2017	1,779,053	2,880,237	626,328		5,285,618	38.16	€
Granted	—	—	—		—	—
Cancelled(b)	(195,370)	—	—		(195,370)	39.90	€
Exercised	(1,583,683)	(929,865)	(135,760)		(2,649,308)	38.95	€
Existing options as of January 1, 2018	—	1,950,372	490,568		2,440,940	37.15	€
Granted	—	—	—		—	—
Cancelled(b)	—	(79,139)	—		(79,139)	38.20	€
Exercised	—	(1,871,233)	(225,338)		(2,096,571)	37.64	€
Existing options as of January 1, 2019	—	—	265,230		265,230	33.00	€
Granted	—	—	—		—	—
Cancelled(b)	—	—	(1,000)		(1,000)	33.00	€
Exercised	—	—	(264,230)		(264,230)	33.00	€
Existing options as of December 31, 2019	—	—	—		—	n/a

(a)	The grant date is the date of the Board meeting awarding the share subscription or purchase options.
(b)

Out of the options canceled in 2017 2018 and 2019, (i) 195,370 options were early canceled or expired on September 15, 2017 due to expiry of 2009 plan, (ii) 79,139 options that were not exercised expired on September 14, 2018 due to expiry of 2010 plan and (iii) 1,000 options that were not exercised expired on September 14, 2019 due to expiry of 2011 plan.

Options are exercisable, subject to a presence condition, after a 2-year period from the date of the Board meeting awarding the options and expire eight years after this date. The underlying shares cannot be transferred during four years from the date of grant. For the 2009 to 2011 Plans, the 4‑year transfer restriction period does not apply to employees of non-French subsidiaries as of the date of the grant, who may transfer the underlying shares after a 2-year period from the date of the grant.

Since the 2011 Plan, the Board of Directors has not decided any new grant of TOTAL share subscription or purchase option plan and all the options issued prior to 2011 Plan have now expired.

In addition, the authorisation granted by the Combined General Meeting of May 24, 2016 to grant share subscription or purchase options for a period of thirty-eight months, has expired and has not been renewed.

B.  TOTAL performance share plans

	2014 Plan	2015 Plan	2016 Plan	2017 Plan	2018 Plan	2019 Plan		Total
Date of the shareholders’ meeting	5/16/2014	5/16/2014	5/24/2016	5/24/2016	5/24/2016	6/1/2018
Award date	7/29/2014	7/28/2015	7/27/2016	7/26/2017	3/14/2018	3/13/2019
Date of the final award (end of the vesting period)	7/30/2017	7/29/2018	7/28/2019	7/27/2020	3/15/2021	3/14/2022
Transfer authorized as from	7/30/2019	7/29/2020	7/29/2021	7/28/2022	3/16/2023	3/15/2024
Grant date IFRS 2 fair value	44.66	€35.90	€35.37	€35.57	€36.22	€40.11	€
Number of performance shares
Outstanding as of January 1, 2017	4,364,500	4,730,735	5,637,560	—	—	—		14,732,795
Notified	—	—	—	5,679,949	—	—		5,679,949
Cancelled	(2,157,820)	(31,480)	(29,050)	(910)	—	—		(2,219,260)
Finally granted	(2,206,680)	(1,950)	(1,410)	—	—	—		(2,210,040)
Outstanding as of January 1, 2018	—	4,697,305	5,607,100	5,679,039	—	—		15,983,444
Notified	—	—	—	—	6,083,145	—		6,083,145
Cancelled	—	(621,568)	(61,840)	(26,640)	(12,350)	—		(722,398)
Finally granted	—	(4,075,737)	(2,040)	(1,480)	—	—		(4,079,257)
Outstanding as of January 1, 2019	—	—	5,543,220	5,650,919	6,070,795	—		17,264,934
Notified	—	—	—	—	—	6,447,069		6,447,069
Cancelled	—	—	(1,267,392)	(41,220)	(41,260)	(39,246)		(1,389,118)
Finally granted	—	—	(4,275,828)	(1,840)	(1,100)	(180)		(4,278,948)
Outstanding as of December 31, 2019	—	—	—	5,607,859	6,028,435	6,407,643		18,043,937

The performance shares, which are bought back by the TOTAL S.A. on the market, are finally granted to their beneficiaries after a 3-year vesting period, from the date of the grant. The final grant is subject to a continued employment condition as well as one performance condition for the 2014 plan, two performance conditions for the 2015, 2016, 2017 and 2018 plans and three performance conditions for the 2019 Plan Moreover, the transfer of the performance shares finally granted will not be permitted until the end of a 2-year holding period from the date of the final grant.

2019 Plan

On March 13, 2019,  the Board of Directors granted performance shares to certain employees and executive directors of the Company or Group companies, subject to the fulfilment of the continued employment condition and three performance conditions.

The presence condition applies to all shares.

The performance conditions apply for all shares granted to senior executives. The grant of the first 150 shares to non-senior executive are not subject to the performance condition abovementioned, but the performance conditions will apply to any shares granted above this threshold.

The definitive number of granted shares will be based on the TSE (Total Shareholder Return), the annual variation of the net cash flow by share in dollars, as well as the pre-dividend organic cash breakeven, for fiscal years 2019, 2020 and 2021, applied as follows:

-

for 1/3 of the shares, the Company will be ranked against its peers (ExxonMobil, Royal Dutch Shell, BP and Chevron) each year during the three vesting years (2019, 2020 and 2021) based on the TSR criterion of the last quarter of the year in question, the dividend being considered reinvested based on the closing price on the ex-dividend date.

-

for 1/3 of the shares, the Company will be ranked each year against its peers (ExxonMobil, Royal Dutch Shell, BP and Chevron) during the three vesting years (2019, 2020 and 2021) using the annual variation in net cash flow per share criterion expressed in dollar.

Based on the ranking, a grant rate will be determined for each year for these two first criteria:

Ranking	Grant rate
1st place	180%
2nd place	130%
3rd place	80%
4th and 5th places	0%

•for 1/3 of the shares, the pre-dividend organic cash breakeven criterion will be assessed during the three vesting years (2019, 2020 and 2021) as follows. The pre-dividend organic cash breakeven is defined as the Brent price for which the operating cash flow before working capital changes[1] covers the organic investments[2]. The ability of the Group to resist to the variations of the Brent barrel price is measured by this parameter.

-the maximum grant rate will be reached if the breakeven is less than or equal to $30/b,

-the grant rate will be zero if the breakeven is greater than or equal to $40/b,

-the interpolations will be linear between these two points of reference.

A grant rate will be determined for each year.

For each of the three criteria, the average of the three grant rates obtained (for each of the three fiscal years for which the performance conditions are assessed) will be rounded to the nearest 0.1 whole percent (0.05% being rounded to 0.1%) and capped at 100%.

Each criterion will have a weight of 1/3 in the definitive grant rate. The definitive grant rate will be rounded to the nearest 0.1 whole percent (0.05% being rounded to 0.1%). The number of shares definitively granted, after confirmation of the performance conditions, will be rounded up to the nearest whole number of shares in case of a fractional share.

C.  SunPower plans

During fiscal 2019, SunPower had one stock incentive plan: the SunPower Corporation 2015 Omnibus Incentive Plan ("2015 Plan"). The 2015 Plan was adopted by the SunPower’s Board of Directors in February 2015, and was approved by shareholders in June 2015.The 2015 Plan allows for the grant of options, as well as grant of stock appreciation rights, restricted stock grants, restricted stock units and other equity rights. The 2015 Plan also allows for tax withholding obligations related to stock option exercises or restricted stock awards to be satisfied through the retention of shares otherwise released upon vesting.

The 2015 Plan includes an automatic annual increase mechanism equal to the lower of three percent of the outstanding shares of all classes of the SunPower’s common stock measured on the last day of the immediately preceding fiscal year, 6 million shares, or such other number of shares as determined by SunPower’s Board of Directors. In fiscal 2015, the SunPower’s Board of Directors voted to reduce the stock incentive plan’s automatic increase from 3% to 2% for 2016. As of December 31, 2019, approximately 12.1 million shares were available for grant under the 2015 Plan.

Incentive stock options, nonstatutory stock options, and stock appreciation rights may be granted at no less than the fair value of the common stock on the date of grant. The options and rights become exercisable when and as determined by SunPower’s Board of Directors, although these terms generally do not exceed ten years for stock options. SunPower has not granted stock options since fiscal 2008. All previously granted stock options have been exercised or expired and accordingly no options remain outstanding. Under the 2015 Plan, the restricted stock grants and restricted stock units typically vest in equal installments annually over three or four years.

[1]  The operating cash flow before working capital changes is defined as cash flow from operating activities before changes in capital at replacement cost.

[2]  Organic investments: net investments excluding acquisitions, asset sales and other operations with non-controlling interests.

The majority of shares issued are net of the minimum statutory withholding requirements that SunPower pays on behalf of its employees. During fiscal 2019, 2018, and 2017, SunPower withheld 0.8 million, 0.7 million and 0.6 million shares, respectively, to satisfy the employees' tax obligations. SunPower pays such withholding requirements in cash to the appropriate taxing authorities. Shares withheld are treated as common stock repurchases for accounting and disclosure purposes and reduce the number of shares outstanding upon vesting.

There were no options outstanding and exercisable as of December 31, 2019. The intrinsic value of the options exercised in fiscal 2019, 2018, and 2017 were zero,  zero, and $1.7 respectively. There were no stock options granted in fiscal 2019, 2018, and 2017.

The following table summarizes SunPower’s restricted stock activities:

	Restricted Stock Awards and Units
		Weighted-Average Grant Date
		Fair Value Per Share
	Shares (in thousands)	(in dollars) (a)
Outstanding as of January 1st, 2017	6,147	21.85
Granted	4,863	6.76
Vested (b)	(1,738)	25.87
Forfeited	(1,979)	18.15
Outstanding as of January 1st, 2018	7,293	11.83
Granted	4,449	7.77
Vested (b)	(2,266)	14.45
Forfeited	(1,816)	10.10
Outstanding as of January 1st, 2019	7,660	9.11
Granted	5,430	6.82
Vested (b)	(2,460)	9.65
Forfeited	(1,304)	8.28
Outstanding as of December 31, 2019	9,326	7.75

(a)	SunPower estimates the fair value of the restricted stock unit awards as the stock price on the grant date.
(b)	Restricted stock awards and units vested include shares withheld on behalf of employees to satisfy the minimum statutory tax withholding requirements.

D.  Share-based payment expense

Share-based payment expense before tax was broken down as follows:

As of December 31,
(M$)	2019	2018	2017
Total restricted shares plans	180	264	135
SunPower plans	26	21	31
Capital increase reserved for employees	27	30	16
Total	233	315	182

During the year 2019, the main assumptions used for the valuation of the cost of the capital increase reserved for employees for both the classic and the leverage schemes were the following:

For the year ended December 31,	2019
Date of the Board of Directors meeting that decided the issue	September 19, 2018
Subscription price (€) (a)	40.10
Share price at the reference date (€) (b)	49.91
Number of shares (in millions)	10.05
Risk free interest rate (%) (c)	(0.419)
Employees loan financing rate (%) (d)	4.11
Non transferability cost (% of the reference’s share price)	19.21
Expenses ($ million)	27.00

(a)	Average of the closing TOTAL share prices during the twenty trading days prior to the subscription period, after deduction of a 20% discount.
(b)	Closing share price on April 25, 2019, date on which the Chief Executive Officer set the subscription period.
(c)	Zero coupon Euro swap rate at 5 years.
(d)	Average of 5 year consumer’s credit rates.